UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2013 (December 18, 2013)

GASTAR EXPLORATION, INC.

GASTAR EXPLORATION USA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32714	46-4103114
Delaware	001-35211	38-3531640
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Lamar Street, Suite 650 Houston, Texas	77010
(Address of principal executive offices)	(ZIP Code)

(713) 739-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Credit Facility Guaranty

Gastar Exploration USA, Inc. (“Gastar USA”), a direct subsidiary of Gastar Exploration, Inc. (the “Company”), is party to that certain Second Amended and Restated Credit Agreement, dated as of June 7, 2013, among Gastar USA, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto (the “Credit Facility”). The maximum amount of the Credit Facility is $500,000,000, with a current borrowing base of $100,000,000, which has not been drawn upon.

On December 18, 2013, the Company entered into a parent guaranty agreement (the “Credit Facility Guaranty”) to guaranty Gastar USA’s obligations under the Credit Facility. Pursuant to the Credit Facility Guaranty, the Company irrevocably and unconditionally guaranteed the punctual payment and performance of all Credit Facility obligations, subject to fraudulent transfer laws, in the manner and to the extent set forth in the Credit Facility Guaranty.

A copy of the Credit Facility Guaranty is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference and is hereby filed. The description of the Credit Facility Guaranty in this Current Report is a summary and is qualified in its entirety by reference to the complete text of such agreement.

Notes Guarantee

On December 23, 2013, the Company entered into the Parent Guarantee agreement (the “Notes Guarantee”). Pursuant to the Notes Guarantee, the Company jointly and severally, unconditionally guaranteed all notes issued under that certain Indenture, dated May 15, 2013, among Gastar USA and each of the subsidiary guarantors from time to time party thereto, and Wells Fargo Bank, National Association, as trustee and collateral agent, relating to the Company’s 8 5/8% Senior Secured Notes due 2018, which to date includes $325.0 million aggregate principal amount such notes.

A copy of the Notes Guarantee is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference and is hereby filed. The description of the Notes Guarantee in this Current Report is a summary and is qualified in its entirety by reference to the complete text of such agreement.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included under the headings “Credit Facility Guaranty” and “Notes Guarantee” under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following is a list of exhibits furnished as part of this Form 8-K:

Exhibit No.	Description of Document

10.1	First Lien Guaranty Agreement, dated as of December 18, 2013, between Gastar Exploration, Inc. and Wells Fargo Bank, National Association, as collateral agent.

10.2	Parent Guarantee, dated as of December 23, 2013, of Gastar Exploration, Inc.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2013	GASTAR EXPLORATION, INC.

	By:	/s/ J. Russell Porter
J. Russell Porter
President and Chief Executive Officer

GASTAR EXPLORATION USA, INC

	By:	/s/ J. Russell Porter
J. Russell Porter
President

EXHIBIT INDEX

Exhibit No.	Description of Document

10.1	First Lien Guaranty Agreement, dated as of December 18, 2013, between Gastar Exploration, Inc. and Wells Fargo Bank, National Association, as collateral agent.

10.2	Guarantee, dated as of December 23, 2013, of Gastar Exploration, Inc.